                                 AMENDMENT NO. 2
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                          AIM VARIABLE INSURANCE FUNDS

     This Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (this "Amendment") amends, effective as of July 3, 2006, the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds dated as of September 14, 2005, as amended (the "Agreement").

     Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

     WHEREAS, the parties desire to amend the Agreement to change the name of AIM V.I. Small Company Growth Fund to AIM V.I. Small Cap Growth Fund; and

     NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A

                          AIM VARIABLE INSURANCE FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                             CLASSES OF EACH PORTFOLIO
---------                             -------------------------
AIM V.I. Aggressive Growth Fund       Series I shares
                                      Series II shares

AIM V.I. Basic Balanced Fund          Series I shares
                                      Series II shares

AIM V.I. Basic Value Fund             Series I shares
                                      Series II shares

AIM V.I. Blue Chip Fund               Series I shares
                                      Series II shares

AIM V.I. Capital Appreciation Fund    Series I shares
                                      Series II shares

AIM V.I. Capital Development Fund     Series I shares
                                      Series II shares

AIM V.I. Core Equity Fund             Series I shares
                                      Series II shares

AIM V.I. Core Stock Fund              Series I shares
                                      Series II shares

AIM V.I. Demographic Trends Fund      Series I shares
                                      Series II shares

AIM V.I. Diversified Income Fund      Series I shares
                                      Series II shares

AIM V.I. Dynamics Fund                Series I shares
                                      Series II shares

AIM V.I. Financial Services Fund      Series I shares
                                      Series II shares

AIM V.I. Global Health Care Fund      Series I shares
                                      Series II shares

AIM V.I. Government Securities Fund   Series I shares
                                      Series II shares

AIM V.I. Growth Fund                  Series I shares
                                      Series II shares

AIM V.I. High Yield Fund              Series I shares
                                      Series II shares

AIM V.I. International Growth Fund    Series I shares
                                      Series II shares

AIM V.I. Large Cap Growth Fund        Series I shares
                                      Series II shares

AIM V.I. Leisure Fund                 Series I shares
                                      Series II shares

AIM V.I. Mid Cap Core Equity Fund     Series I shares
                                      Series II shares

AIM V.I. Money Market Fund            Series I shares
                                      Series II shares

AIM V.I. Premier Equity Fund          Series I shares
                                      Series II shares

AIM V.I. Real Estate Fund             Series I shares
                                      Series II shares

AIM V.I. Small Cap Equity Fund        Series I shares
                                      Series II shares

AIM V.I. Small Cap Growth Fund        Series I shares
                                      Series II shares

AIM V.I. Technology Fund              Series I shares
                                      Series II shares

AIM V.I. Utilities Fund               Series I shares
                                      Series II shares"

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 7, 2005.


                                        By: /s/ Robert H. Graham
                                            ------------------------------------
                                        Name: Robert H. Graham
                                        Title: Vice Chairman and President


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